SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) by and among Mount Tam Biotechnologies, Inc., a Nevada corporation (the “Debtor”) on the one hand, and Fromar Investments, LP, on the other hand (“Secured Party”) is effective as of March 5, 2018 (the “Agreement”).  In consideration of the financial accommodations extended to the Debtor by the Secured Party, the Debtor hereby agrees that the Secured Party shall have all of the rights given herein against the Debtor in addition to those given by law or by the Secured Convertible Promissory Note issued by the Debtor to the Secured Party on or about March 5, 2018 (the “Note”) or any other agreement or document underlying the Liabilities:

1.The term “Liabilities” as herein used shall include all indebtedness, obligations and liabilities of any kind of Debtor to the Secured Party, whether now existing or hereafter incurred, including without limitation those pursuant to or arising under the Note and any other promissory notes or any other future advances (the Note, such other promissory notes and any other agreement evidencing future advances, together with this Agreement, the “Loan Documents”) executed between the Debtor and the Secured Party (as the same may be amended, modified or restated from time to time and any Loan Documents exchanged or substituted for the Loan Documents).

2.In order to secure the performance of the Debtor's payment and other obligations under the Loan Documents, the Debtor hereby grants to the Secured Party a security interest (the “Security Interest”), subject only to Permitted Security Interests, in all of the present and future assets of the Debtor and all products and proceeds of those assets, including but not limited to the following, to secure the Debtor's due and punctual payment of the Loan Documents (hereinafter referred to collectively as the “Collateral”):

(a)  All equipment, including machinery, motor vehicles, office equipment, furniture, fixtures, along with all other parts, tools, trade-ins, repairs, accessories, accessions, modifications, and replacements, whether now owned or subsequently acquired, constructed, or attached or added to, or placed in, the foregoing;

(b)  All inventory, wherever located, including goods, merchandise and other personal property, held for sale or lease or furnished or to be furnished under a contract of service, or constituting raw materials, work in process or materials used or consumed in the Debtor's business, or consigned to others or held by others for return to the Debtor, whether now owned or subsequently acquired or manufactured and wherever located;

(c)  All accounts, including, without limitation, accounts receivable, contracts, contract rights, chattel paper, instruments, rents, deposits, general intangibles, and any other obligations of any kind whether now existing or hereafter arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, notes, leases, licenses, franchises, supply agreements, and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, instruments, rents, deposits, general intangibles, or obligations;

(d)  All general intangibles, including, but not limited to, corporate names, trade names, trademarks, service marks, trade secrets, inventions, copyrights (including without limitation copyrights for computer programs) and all tangible property embodying copyrights, patents and patent applications, license agreements relating to any of the foregoing and income therefrom, books and records, blue prints and plans, computer programs, tapes and related electronic data processing software, and all corporate ledgers;

(e)  Any and all additions, accessions, substitutions or replacements to or for any of the foregoing;

(f)  Any and all products and proceeds of any or all of the foregoing, including, without limitation, cash, cash equivalents, tax refunds and the proceeds of insurance policies providing coverage against the loss or destruction of or damage to any of the Collateral, or any indemnity, warranty, or guarantee payable by reason of loss or damage to or otherwise with respect to any of the Collateral (whether or not the Debtor is the loss payee thereof);

(g)  All of the Debtor's after-acquired property of the kinds and types described in paragraphs (a) - (f) herein; and

(h)  All records and data relating to any of the property described above, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of the Debtor's right, title, and interest in and to all computer software required to utilize, create, maintain and process any of such records or data or electronic media.

“Permitted Security Interests” means (i) liens for taxes, fees, assessments, or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; (ii) liens arising from judgments, decrees, or attachments; (iii) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (iv) purchase money security liens on equipment or vehicles that are hereafter acquired by the Debtor; and the security interest previously granted to 0851229 BC, Ltd.

3.The Debtor shall preserve the Collateral, keep the Collateral in good repair, subject to ordinary wear and tear, and abstain from and not permit the commission of waste with regard thereto.  The Debtor shall maintain insurance coverage in accordance with good business practice against loss or damage to the Collateral by fire and other hazards, with such insurance carriers as are reasonably satisfactory to the Secured Party.  In the event of loss or damage to the Collateral, the Debtor shall give immediate written notice thereof to the Secured Party.  In such event, if the Debtor fails promptly to adjust or compromise any loss claims under the insurance, the Secured Party shall have the right, at their election, to adjust or compromise any such loss claims under such insurance.

4.The Secured Party is hereby authorized to from time to time to file one or more financing statements (and extensions thereof) under the Uniform Commercial Code (the “Code”), as in effect from time to time in the State of Nevada and/or any such other jurisdiction as Secured Party may decide, naming the Debtor as Debtor and the Secured Party as Secured Party and indicating therein the items of Collateral herein specified. The Debtor will from time to time execute such statements and such other notices, affidavits or other documents as the Secured Party may reasonably deem necessary to protect its Collateral interest hereunder.  At this time, the Secured Party is not requesting that the Debtor enter into any agreements other than this Agreement with respect to the Security Interest or the perfection of the Security Interest (such as landlord waivers, deposit account control agreements and intellectual property security agreements) but it reserves the right to do so in its sole discretion to protect its rights hereunder.

5.The Debtor shall not, without at least thirty days prior written notice to the Secured Party, change its principal place of business, change the location of the Collateral (excluding sales of inventory in the ordinary course of business), or change its name or any trade name, in any such case which would require the filing of an additional financing statement or statements then or at any time in the future to preserve the Secured Party’ Security Interest in the Collateral.

6.Upon the occurrence of any Events of Default (as determined under the Loan Documents) as a result of which the Secured Party require the payment of amounts due under the Loan Documents whether or not prior to the stated maturity date thereof, the Debtor shall, at the request of the Secured Party, forthwith assemble the Collateral at such reasonable place or places as the Secured Party designate in their request.  In addition to any other rights granted by law or under this Agreement, the Secured Party shall have the rights and remedies with respect to the Collateral of a secured party under the Code (whether or not the Code is in effect in the jurisdiction where the rights and remedies are asserted).  In addition, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession or custody of the Debtor, the Secured Party may sell or cause to be sold in Nevada or elsewhere, in one or more sales or parcels, at such price as the Secured Party may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Collateral, at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (provided that any such transactions shall be in accordance with the Code and all other applicable laws), and to the extent permitted by law, the purchaser of any or all of the Collateral so sold shall thereafter hold the same absolutely free from any claim or right of whatsoever kind, any such demand, notice, claim or right being hereby expressly waived and released. Notwithstanding the foregoing, unless the Collateral threatens to decline speedily in value or is of a type sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or any intended disposition is to be made. Any requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to Debtor at the address given below, at least five days before the time of the sale or disposition. Secured Party may, in its own name, or in the name of any designee, buy at any public sale and if the Collateral is of a type sold in a recognized market, or is of a type which is the subject of widely distributed standard price quotations, buy at private sale. The Secured Party shall apply the net cash receipts from any such sale of the Collateral to the payment of principal of and/or interest of all of the remaining Liabilities, whether or not then due. Notwithstanding that the Secured Party, whether on its own behalf and/or on behalf of another or others, may continue to hold any of the Collateral and regardless of the value thereof, the Debtor shall be and remain liable for the payment in full, of principal and interest, of any balance of the unsatisfied Liabilities at any time unpaid.

7.Subsequent to the occurrence of an Event of Default under the Loan Documents, if, in its sole discretion, the Secured Party deem it desirable, it may remove any Collateral held by it or its agents from the state, city, county or other governmental subdivision or jurisdiction in which it may now or hereafter be held or deposited to any place which it designates and there deal with it as herein provided and in accordance with applicable law.

8.In the event that the Debtor fails to do so after 30 days written notice from the Secured Party, the Secured Party may, but shall not be obligated to, contest, pay and/or discharge all liens, encumbrances, taxes or assessments on, or claims or demands against (other than Permitted Security Interests), any of the Collateral without the consent of the Debtor and take all actions and proceedings in its name or in the name of the Debtor or of any other appropriate person to remove or contest such liens, encumbrances, taxes or assessments, claims or demands; and all sums advanced or paid by the Secured Party, and all reasonable costs, attorneys’ fees and expenses relating thereto, shall be Liabilities within the terms of this Agreement.

9.The Secured Party shall not be deemed to have modified, discharged, terminated or waived any of its rights hereunder or any terms, provisions or conditions hereof unless such modification, discharge, termination or waiver is in writing and signed by its duly authorized officers or agents. No such modification, discharge, termination or waiver, unless so expressly stated therein, shall be effective as to any transaction which occurs subsequent to the date thereof nor to any continuance thereof.  This

Agreement may not be amended or modified without the prior written consent of the Debtor and the Secured Party.

10.Upon reasonable notice during normal business hours, the Debtor agrees to allow any representative of the Secured Party (or any agent or nominee of the Secured Party) to visit and inspect any of the Debtor’s properties relating to the Collateral, to examine the books and records and accounts of the Debtor, all at such reasonable times and as often as the Secured Party may reasonably request; provided that the Debtor shall not be obligated to provide information (i) that the Debtor reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form reasonably acceptable to the Debtor) or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Debtor and its counsel; provided further that in each such case, the Debtor shall inform the Secured Party in writing of its reliance on sub-clause (i) or (ii).  The Secured Party agrees, and shall cause each of its agents or nominees, to hold in confidence and trust and not to use (except in connection with monitoring its investment and prospects of repayment) or disclose any information provided to or learned by it in connection with its rights under the Loan Documents, unless required by applicable law, a court order or any other governmental authority or to exercise or enforce any of its rights under the Loan Documents.

11.This Agreement shall inure to the benefit of the parties hereto, and their respective successors and assigns; provided that no party shall assign its rights hereunder or delegate its obligations hereunder without the prior written consent of the other party.  No delay on the part of a party in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right.  All rights and remedies of the Secured Party with respect to the Liabilities or the Collateral, whether evidenced hereby or by any other instrument of paper, shall be cumulative and may be exercised singularly or concurrently.

12.All notices, requests, instructions and documents, hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, as follows:

(1)if to the Debtor:

Mount Tam Biotechnologies, Inc.

7250 Redwood Blvd. Suite 300

Novato, CA 94945

Attn: Chief Executive Officer

(2)if to the Secured Party:

c/o US Equity Holdings

336 Bon Air Center #418

Greenbrae, CA 94904

Attn: Chester P. Aldridge

or at such other address as either party may by written notice to the other designate for this purpose. If delivered personally, the date on which a notice, request, instruction or document is delivered shall be the date on which such delivery is made, and if delivered by mail, the date on which such notice, request, instruction or document is deposited in the mail shall be the date of delivery.

13.If any term, condition or provision of this Agreement or of any other agreement or document executed and/or delivered pursuant hereto is determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other term, condition or provision of this Agreement.

14.(a)This Agreement and the Loan Documents contain the entire agreement between the Party hereto with respect to the transactions contemplated.

(b)This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable in the case of contracts made and to be performed entirely within that state.

(c)Each party hereto shall cooperate with and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement (including but not limited to any actions necessary to release the Security Interest upon the conversion, repayment or termination of the Note).

(d)This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the Party hereto as of the date first above written.

SECURED PARTY:
Fromar Investments, LP By: /s/ Doug Froese
Name: Doug Froese Title: Chief Financial Officer

DEBTOR: Mount Tam Biotechnologies, Inc. By:/s/ Richard Marshak Name: Richard Marshak Title: Chief Executive Officer